UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                     June 23, 2005

World Air Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-26582	20-2121036

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8322

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01 Other Events.

     On June 22, 2005, representatives of World Air Holdings, Inc., a Delaware corporation (the “Registrant”), met with potential investors in New York City, New York. The investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).

ITEM 9.01 Financial Statements and Exhibits.

          Exhibit 99.1 Investor Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc. (Registrant)
Date: June 23, 2005	By:	/s/ Gilberto M. Duarte, Jr.
Gilberto M. Duarte, Jr.
Chief Financial Officer